SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report:  February 25, 2005          Commission File No. 0-8788




                         DELTA NATURAL GAS COMPANY, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



                             KENTUCKY . 61-0458329 .
      (State or other jurisdiction of (I.R.S. Employer Identification No.)
                         incorporation or organization)


                               3617 Lexington Road
                         Winchester, Kentucky . 40391 .
               (Address of principal executive offices (Zip Code)



       Registrant's telephone number, including area code (859) 744-6171.

INFORMATION TO BE INCLUDED IN THE REPORT


ITEM1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On February 24, 2005, Mr. Glenn R. Jennings, President and Chief Executive Officer of Delta Natural Gas Company, Inc. signed a Supplemental Retirement Benefit Agreement and Trust Agreement that will provide supplemental retirement benefits for Mr. Jennings.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         DELTA NATURAL GAS COMPANY, INC.
                                                  (Registrant)


                                         By___/s/John F. Hall__________________
                                           ------------------
                                           John F. Hall
                                           Vice President - Finance,
                                           Secretary & Treasurer
                                                 (Signature)

Date:  February 25, 2005

                                  EXHIBIT INDEX


Exhibit No.                Document

10.a                       Supplemental Retirement Benefit Agreement and Trust
                           Agreement

                                                                 Exhibit 10.a



                         DELTA NATURAL GAS COMPANY, INC.
                    SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT

     THIS AGREEMENT MADE effective January 1, 2005, by and between Delta Natural Gas Company, Inc. ("Company") and Glenn R. Jennings ("Executive").

                                   WITNESSETH:

     WHEREAS, the Company currently employs the Executive, and the Executive serves the Company in such capacity as the Board of Directors of the Company may designate from time to time; and

     WHEREAS, the Executive currently devotes a substantial portion of his time, attention, skill and efforts to the performance of duties on behalf of the Company; and

     WHEREAS, in consideration of services currently rendered on behalf of the Company, as well as in providing an inducement for the Executive to provide future valuable services until retirement, the Company has agreed to provide a Supplemental Retirement Benefit for the Executive by means of an unfunded deferred compensation arrangement; and

     WHEREAS, it is the intention of the Company that the Agreement will be considered to be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"):

     NOW,  THEREFORE,  the Company  does  hereby  enter into this  Agreement  to
provide   for   certain   deferred   compensation   benefits   pursuant  to  the
employer-employee relationship between the Company and the Executive.

 ARTICLE 1- DEFINITIONS

     The following definitions shall govern this Agreement:

     A. Account Balance means at any particular date the balance of the account consisting of Company contributions credited thereto on behalf of the Executive plus any earnings (or lesser) thereon and reduced by any expenses/benefit payments debited thereto.

     B. Administrator means the individual or committee designated by the Board and delegated the duty and responsibility for the operation and administration of this Agreement. If no such individual or committee is so designated, then the Company shall be the Administrator.

     C. Beneficiary means the person(s) designated by the Executive in writing in accordance with procedures established by the Company who is entitled to receive benefits under this Agreement in the event of the Executive's death.

     D. Board means the Board of Directors of Delta Natural Gas Company, Inc.

     E. Code means the Internal Revenue Code of 1986, as amended.

     F. Company means Delta Natural Gas Company, Inc. a corporation, organized and existing under the laws of the State of Kentucky which may also be referred to herein as "Employer" or any successor organization thereto.

     G. Disability means the Executive's termination of employment with the Company on account of becoming disabled. The Executive shall be considered disabled if he (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

     H. Executive means Glenn R. Jennings.

     I. Retirement Date means the first day of the sixth month following the date of the Executive's termination of employment with the Company.

     J. Supplemental Retirement Benefit means the benefit payable to the Executive under this Agreement.

     K. Trust means the grantor trust established by the Company under a separate Trust Agreement.

     L. Trust Agreement means the separate trust agreement entered into between the Company and the Trustee as contemplated under this Agreement.

     M. Trust Fund means the fund and properties, if any, held pursuant to the provisions of the Trust Agreement, together with income, earnings, and interest thereto.

     N. Trustee means the trustee named under the Trust Agreement.

     O. Headings means the headings of Articles and subparagraphs herein that are included solely for convenience. If there is any conflict between such headings and the text of this Agreement, the text shall control.

     P. Number and Gender means wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in this

  Agreement, shall be deemed to include the feminine gender

  ARTICLE II- UNFUNDED NATURE OF AGREEMENT

     A. Unfunded Nature of Agreement. This Agreement is intended to constitute an unfunded, unsecured plan of deferred compensation for the Executive who is in a select group of management and highly compensated employees of the Employer. Further, it is the intention of the Company that this Agreement be unfunded for purposes of the Internal Revenue Code and ERISA.

     B. Discretionary Establishment of Rabbi Trust. The Board has established a Trust in conjunction with this deferred compensation arrangement to which the Company may transfer money or other property, and the Trustee shall pay benefits under this Agreement to the Executive and his Beneficiary out of the Trust Fund to the extent funded therein. The Company shall remain the owner of all assets in the Trust Fund and the Trust Fund shall be subject to the claims of general creditors of the Company if the Company ever becomes insolvent. Neither the Executive nor the Executive's Beneficiary shall have any preferred claim to, or any beneficiary ownership interest in, any assets of the Trust Fund

 ARTICLE III - ACCOUNTINGIFUNDING LIABILITY

     The Company shall accrue the liabilities under this Agreement in a separate account on its books. Contributions in cash or partly in cash and partly in kind as determined in the sole discretion of the Company may be made from time to time to the Trust in amounts as deemed appropriate. The Company may use any reasonable accounting policy in determining the method and amount of funding.

 ARTICLE IV - SUPPLEMENTAL RETIREMENT BENEFIT

     The Supplemental Retirement Benefit to be paid to the Executive shall be determined as follows:

     A. Supplemental Retirement Benefit. The Supplemental Retirement Benefit to which the Executive shall be entitled commencing at his Retirement Date shall be that amount which can be provided with the value of the Executive's Account Balance. So long as the Executive is employed by the Company on such dates, a contribution of $60,000 shall be credited by the Company to the Executive's Account Balance as of each December 31, provided that for the 2005 year only, contributions of $60,000 each shall be credited to the Executive's Account Balance by the Company as of June 30, 2005 and December 31, 2005 so long as the Executive is employed by the Company on those dates.

     B. Investment of Account Balance. Those funds contributed by the Company pursuant to this Agreement shall be held and invested in the Trust. The Executive's Account Balance shall be deemed to be invested by the Trustee as directed by the Administrator. The Executive's Account Balance shall be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments.

     C. Form of Benefit. The Supplemental Retirement Benefit described above shall be payable to the Executive in the form of annual installment payments of $100,000 (or the remaining Account Balance, if less) commencing on the Executive's Retirement Date and continuing annually thereafter until the entire Account Balance has been paid.

     D. Death Benefit. In the event of the Executive's death following his Retirement Date, the remaining Account Balance shall be paid to the Executive's designated Beneficiary in a single sum payment. In the event of the Executive's death or incurrence of Disability while still employed by the Employer, the Executive (or Beneficiary in the event of death) shall receive a single sum payment of the value of the Account Balance determined as of date of death or Disability.

     Failure to properly designate a Beneficiary in writing to the Administrator shall cause any death benefit payable thereunder to be paid to the Executive's estate.

  ARTICLE V - ADMINISTRATION; AMENDMENTS AND TERMINATION

     A. Administrator Powers and Duties. The Administrator shall supervise the administration and enforcement of this Agreement according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes. In all cases, this Agreement shall be administered as necessary for the Agreement to qualify as an unfunded deferred compensation arrangement for a select group of management or highly compensated employees under the applicable provisions of ERISA and the Code and to comply with the requirements of Section 409A of the Code. The Administrator shall determine the manner in which to invest any assets held in the Trust on account of this Agreement and to receive and review reports from the Trustee and from investment managers, if any, as to the financial condition of the Trust Fund, if any, including its receipts and disbursements.

     B. Liability of Administrator, Indemnification. The Administrator shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to gross negligence or willful misconduct. The Company shall indemnify the Administrator against any and all claims losses, damages, expenses, including counsel fees, incurred by the Administrator, and any liability, including any amounts paid in settlement with the Administrator's approval arising from the Administrator's action or failure to act, except when the same is judicially determined to be attributable to the Administrator's gross negligence or willful misconduct.

     C. Entire Agreement This Agreement contains the entire Agreement between the Executive and the Company and supersedes any and all previous agreements, written or oral, among the parties relating to the subject matter hereof. Subject to the provisions of paragraph D immediately below, no amendment or modification of the terms of this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the Executive and the Company.

     D. Successor Organization to Company. This Agreement may be continued after a sale of a substantial portion of the assets of the Company, or a merger or consolidation of the Company into or with another corporation or entity only if and to the extent that the transferee, purchaser, or successor entity agrees to continue the Agreement. In the event that the Agreement is not continued by the transferee, purchaser, or successor entity, then the Agreement shall be terminated and, provided a "change of control" for purposes of Section 409A of the Code is determined to have occurred, the Supplemental Retirement Benefit accrued to date of termination shall be distributed to the Executive at date of termination of employment, rather than at his Retirement Date.

     E. Rights Against Company. This Agreement shall not be construed as giving to the Executive, designated Beneficiary, or any other person, any legal, equitable or other rights against Company, or its officers, directors, agents or shareholders, or as giving to the Executive, Beneficiary, or any other person, any equity or other interest in the Company's assets or business, or shares of Company stock or giving the Executive the right to be retained in the employment of the Company. The rights of the Executive hereunder shall be solely those of an unsecured general creditor of the Company. Neither the Executive nor his Beneficiary shall have any rights in or against his Account Balance or any other specific assets of the Company.

     F.  Expenses.   The  cost  of  this  Agreement  and  the  expenses  of  its administration shall be paid by the Company.

 ARTICLE VI- MISCELLANEOUS

     A. Spendthrift Clause. No right, title or interest of any kind in the Agreement or the Account Balance shall be transferable or assignable by the Executive or Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary, nor subject to the debts, contracts, liabilities, engagements, or torts of the Executive or Beneficiary. Any attempt to alienate, anticipate, encumber, sell, transfer, assign, pledge, garnish, attach or otherwise subject to legal or equitable process or encumber or dispose of any interest in the Agreement or Account Balance shall be void.

     B. Severability. In the event that any provision of this Agreement shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Agreement but shall be fully severable and this Agreement shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

     C. Governing Law. The validity and effect of this Agreement and the rights and obligations of all persons affected hereby shall be construed and determinated in accordance with the laws of the State of Kentucky unless superseded by federal law.

     D. Payment Due an Incompetent. If the Administrator receives evidence that the Executive or Beneficiary entitled to receive any payment under the Agreement is physically or mentally incompetent to receive such payment, the Administrator may, in its sole discretion, direct the payment to any other person or trust which has been legally appointed by the courts.

     E. Taxes: The parties hereto shall comply with all applicable laws with respect to the payment and/or withholding of any and all taxes in connection with all amounts contributed or payable under this Agreement, including any reporting requirements with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                DELTA NATURAL GAS COMPANY, INC.

Date: 2/24/05                   BY: John F. Hall
                                    Authorized Officer's Signature

                                    John F. Hall, Vice President - Finance,
                                    Sec. & Treasurer
                                    Authorized  Officer's Name/Title Printed

Date:  2/24/05                      Glenn R. Jennings,  Executive

     Accepted under the Trust Agreement for Delta Natural Gas Company, Inc. Supplemental Retirement Benefit Agreement.



                                    HAND BENEFITS & TRUST COMPANY, TRUSTEE
                                    BY:   /s/Stephen S. Hand
                                          Stephen S. Hand, President

Date:  2/22/05

ATTEST:

                         DELTA NATURAL GAS COMPANY, INC.
                    SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT

                             BENEFICIARY DESIGNATION


     In connection with the Delta Natural Gas Company, Inc. Supplemental Retirement Benefit Agreement, I hereby acknowledge that I have been informed of the following:

     A. In the event of my death prior to my retirement or on or after commencing receipt of benefits under the Agreement, my designated beneficiary shall receive my death benefit payable under the Agreement. Failure to designate a beneficiary shall cause my death benefits to be paid in accordance with the terms of the Agreement.

     B. Any change of Beneficiary which I may make in the future will not be valid unless received in writing by the Administrator.



Designated Beneficiary:


Linda K. Jennings______________________         spouse_________________________
Name                                            Relationship


If living at the time of my death, or, if not living, then:




-----------------------------------             ------------------------------
Name                                                     Relationship


-----------------------------------             -------------------------------
Name                                                     Relationship



         EXECUTED THIS 24th day of February, 2005.


                                         /s/ Glenn R. Jennings_________________
                                             Glenn R. Jennings, Participant

               TRUST AGREEMENT FOR DELTA NATURAL GAS COMPANY INC.
                    SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT

     This  Agreement  made this 1st day of January , 2005,  by and between Delta
                                ---        ------- -
Natural Gas Company, Inc. ("Company") and Hand Benefits & Trust Company ("Trustee");

     WHEREAS, Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to executives and their beneficiaries in such manner and at such times as specified in the Agreement(s) entered into between the Company and the executive(s);

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Agreement(s) as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

     WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Agreement(s);

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                                    ARTICLE 1
                             ESTABLISHMENT OF TRUST

     Company hereby deposits with Trustee in trust $60,000.00, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

     The Trust hereby established shall be irrevocable.

     The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter I, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of executives and general creditors as herein set forth. Executives and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Agreement(s) and this Trust Agreement shall be mere unsecured contractual rights of executives and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Article 3 herein.

     Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any executive or beneficiary shall have any right to compel such additional deposits.

     Upon a Change of Control, Company shall, as soon as possible, but in no event longer than 60 days following the Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each executive or beneficiary the benefits to which executives or their beneficiaries would be entitled pursuant to the terms of the Agreement(s) as of the date on which the Change of Control occurred.

                                    ARTICLE 2
                 PAYMENTS TO EXECUTIVES AND THEIR BENEFICIARIES

     Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amount payable in respect of each executive (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Agreement(s)), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the executives and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Agreement(s) and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

     The entitlement of an executive or his or her beneficiaries to benefits under the Agreement(s) shall be determined by Company or such party as it shall designate under the Agreement(s), and any claim for such benefits shall be considered and reviewed under the procedures set out in the Agreement(s).

     Company may make payment of benefits directly to executives or their beneficiaries as they become due under the terms of the Agreement(s). Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Agreement(s), Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

                                    ARTICLE 3
                    TRUSTEE RESPONSIBILITY REGARDING PAYMENTS
                 TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT

     Trustee shall cease payment of benefits to executives and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     At all times during the continuance of this Trust, as provided in Article I hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

(1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to executives or their beneficiaries.

(2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

(3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to executives or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of executives or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Agreement(s) or otherwise.

(4) Trustee shall resume the payment of benefits to executives or their beneficiaries in accordance with Article 2 of this Trust Agreement only after Trustee has determined that Company is not* Insolvent (or is no longer Insolvent).

     Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Article 3 hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to executives or their beneficiaries under the terms of the Agreement(s) for the period of such discontinuance, less the aggregate amount of any payments made to executives or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                                    ARTICLE 4
                              INVESTMENT AUTHORITY

     Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with executives, except that voting rights with respect to Trust assets will be exercised by Company.

     Company shall have the right at anytime, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

                                    ARTICLE 5
                              DISPOSITION OF INCOME

     During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

                                    ARTICLE 6
                              ACCOUNTING BY TRUSTEE

     Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within thirty (30) days following the close of each calendar year and within thirty (30) days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or. sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

                                    ARTICLE 7
                            RESPONSIBILITY OF TRUSTEE

     Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of any enterprise of alike character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Agreement(s) or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     If Trustee undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

     Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder_

     Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code. 5

                                    ARTICLE 8
                      COMPENSATION AND EXPENSES OF TRUSTEE

     Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

                                    ARTICLE 9
                       RESIGNATION AND REMOVAL OF TRUSTEE

     Trustee may resign at any time by written notice to Company, which shall be effective thirty (30) days after receipt of such notice unless Company and Trustee agree otherwise.

     Trustee may be removed by Company on thirty (30) days notice or upon shorter notice accepted by the Trustee.

     Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within thirty (30) days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

     If Trustee resigns or is removed, a successor shall be appointed, in accordance with Article 10 hereof, by the effective date of resignation or removal under the above paragraphs of this Article. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                   ARTICLE 10
                            APPOINTMENT OF SUCCESSOR

     If Trustee resigns or is removed pursuant to the provisions of Article 9 hereof and selects a successor Trustee, Trustee may appoint any third party such as a bank trust department or other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonable requested by the successor Trustee to evidence the transfer.

     The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Articles 6 and 7 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or form any other past event, or any condition existing at the time it becomes successor Trustee.

                                   ARTICLE 11
                            AMENDMENT OR TERMINATION

     This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Agreement(s) or shall make the Trust revocable after it has become irrevocable in accordance with Article I hereof.

     The Trust shall not terminate until the date on which executives and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Agreement(s). Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

                                   ARTICLE 12
                                  MISCELLANEOUS

     Any provisions of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     Benefits payable to executives and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     This Trust Agreement shall be governed by and construed in accordance with the laws of Kentucky.

     For purposes of this Trust Agreement, Change of Control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30% or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets.

                                   ARTICLE 13
                                 EFFECTIVE DATE

     The effective date of this Trust Agreement shall be January 1, 2005.


                              DELTA NATURAL GAS COMPANY, INC.
                              By:
                                  /s/Glenn R. Jennings


                                  Glenn R. Jennings, President & CEO
                              Name and Title Printed


                             Accepted By:



                             HAND BENEFITS & TRUST COMPANY,
                             TRUSTEE

                             By:     /s/Stephen S. Hand
                                      Stephen S. Hand, President









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